MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2016
Marketable Securities [Abstract]
MARKETABLE SECURITIES
MARKETABLE SECURITIES
The U.S. Treasury securities purchased by the Company with the proceeds from the PBFX initial public offering are used as collateral to secure the PBFX Term Loan. As necessary and at the discretion of PBFX, these securities are expected to be liquidated and the proceeds used to fund future capital expenditures. While PBFX does not routinely sell marketable securities prior to their scheduled maturity dates, some of PBFX’s investments may be held and restricted for the purpose of funding future capital expenditures and acquisitions, so these investments are classified as available-for-sale marketable securities as they may occasionally be sold prior to their scheduled maturity dates due to the unexpected timing of cash needs. The carrying value of these marketable securities approximates fair value and are measured using Level 1 inputs. The marketable securities were fully liquidated as of December 31, 2017 and the PBFX Term Loan that they collateralized was repaid in full.
As of December 31, 2016 the Company held $40,024 in marketable securities. The gross unrecognized holding gains and losses as of December 31, 2017 and December 31, 2016 were not material. The net realized gains or losses from the sale of marketable securities were not material for the years ended December 31, 2017 and December 31, 2016.